UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2011

Claimsnet.com inc.
(Exact name of registrant as specified in its charter)

Delaware	001-14665	75-2649230
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14860 Montfort Drive, Suite 250, Dallas, Texas                                                                                                           75254

                           (Address of principal executive offices)                                                                                                                          (zip code)

Registrant’s telephone number, including area code: (972) 458-1701

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement.

On September 29, 2011, Claimsnet.com, inc., a Delaware corporation (“the Company”), borrowed an aggregate of $25,000 from J. R Schellenberg (“Mr. Schellenberg”), a related party, and in return issued an unsecured promissory note (the “Note”).  The Note bears interest at the rate of 1.75% per annum.  Principal and accrued and unpaid interest on the Note are due on demand.  In the event the Company cannot satisfy the demand for payment, it shall not be in default of the Note until Mr. Schellenberg  provides seven (7) days written notice and opportunity to cure such default.  Upon such a default, the rate of interest increases to the highest rate allowed by law.

A description of the relationship between the Company and Mr. Schellenberg is provided in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010, in “Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters,” which section is incorporated herein by reference for all purposes.

           The proceeds from the Note will be used to finance the Company’s working capital requirements.

           The foregoing description of the Note does not purport to be complete and is qualified in its entirety by reference to the Note which is attached as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03.                      Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01 for a description of the Company’s financial obligations pursuant to the Note.

Section 8 – Other Events

Item 8.01                      Other Events

On September 27, 2011, Claimsnet entered into Amendment Number 2 (the “Novinvest Amendment”) to that certain Unsecured Promissory Note (the “Novinvest Note”) by and between Claimsnet and Novinvest Associated S.A. (“Novinvest”) dated September 9, 2010. Pursuant to the Novinvest Amendment, effective September 9, 2011, the Novinvest Note due date on Unpaid Principal and Interest is changed to September 9, 2013. All other terms of the original agreement remain in effect.

Novinvest  is a division of Elmira United Corporation. A description of the relationships between Claimsnet and Elmira United Corporation is provided in Claimsnet’s Annual Report on Form 10- K for the year ended December 31, 2010, in “Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters,” which section is incorporated herein by reference for all purposes.

The foregoing description of the Novinvest Amendment does not purport to be complete and is qualified in its entirety by reference to the Novinvest Amendment which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01                      Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 10.1.	Amendment Number 2 to the Unsecured Promissory Note By and Between Claimsnet.com inc. and Novinvest Associated S.A., dated September 9, 2010.

Exhibit 10.2.	Unsecured Promissory Note Made by Claimsnet.com inc. in Favor of J. R. Schellenberg, dated September 29, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 30, 2011

CLAIMSNET.COM, INC.

	By:	/s/ Laura M. Bray
	Name:	Laura M. Bray
	Title:	Chief Financial Officer